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                                                                    EXHIBIT 10.2


                                                             The Brink's Company
                                                              Richmond, Virginia







                                       Non-Employee Directors' Stock Option Plan
                                      as Amended and Restated as of July 8, 2005










                                                                          [LOGO]


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                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                    (Amended and Restated as of July 8, 2005)
                    -----------------------------------------


                                    ARTICLE I

                               Purpose of the Plan
                               -------------------

     The Pittston Company Non-Employee Directors' Stock Option Plan (the "Plan") was amended and restated as of January 14, 2000 to reflect the exchange of .4848 of a share of Pittston Brink's Group Common Stock for each outstanding share of Pittston BAX Group Common Stock and .0817 of a share of Pittston Brink's Group Common Stock for each outstanding share of Pittston Minerals Group Common Stock (the "Exchange"). The Plan is amended and restated as of May 5, 2003, to reflect the Company's name change from "The Pittston Company" to "The Brink's Company," as approved by the Company's shareholders at its Annual Meeting held on May 2, 2003. As of May 5, 2003, Pittston Brink's Group Common Stock became The Brink's Company Common Stock. The Plan is now The Brink's Company Non-Employee Directors' Stock Option Plan.

     The purpose of the Plan continues to be to attract and retain the services of experienced independent directors for The Brink's Company (the "Company") by encouraging them to acquire a proprietary interest in the Company in the form of shares of The Brink's Company Common Stock (the "Common Stock"). The Company intends this Plan to provide those directors with additional incentive to further the best interests of the Company and its shareholders.


                                   ARTICLE II

                           Administration of the Plan
                           --------------------------

     This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board is authorized to interpret this Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it deems best. All determinations by the Board pursuant to the provisions of this Plan shall be made in accordance with and subject to applicable provisions of the Company's by-laws, and all such determinations and related orders or resolutions of the Board shall be final, conclusive and binding on all persons. All authority of the Board provided for in or pursuant to this Plan, including, without limitation, the authority set forth in Articles III and IX may also be exercised by the Compensation and Benefits Committee of the Board or by such other committee of the Board as the Board may designate for the purpose.



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                                   ARTICLE III

                 Eligibility; Number and Price of Option Shares
                 ----------------------------------------------

     SECTION  3.01.  Options  shall be granted only to directors  ("Non-Employee
Directors")   who  are  not  also  employees  of  the  Company  or  any  of  its subsidiaries.

     SECTION 3.02. Subject to the provisions of Section 3.04, the maximum number of shares of Common Stock which may be issued pursuant to options granted under this Plan on and after January 14, 2000, shall be (i) 425,874 plus (ii) the number of shares of each class of Common Stock issuable pursuant to options outstanding under this Plan on March 17, 1997, reduced by (iii) the number of shares of each class of Common Stock issued after March 17, 1997 pursuant to options granted under this Plan, but prior to January 14, 2000. The number of shares in (ii) and (iii) shall be adjusted to reflect the Exchange.

     SECTION 3.03. The purchase price per share of Common Stock under each option shall be 100% of the Fair Market Value of a share of Common Stock covered by such option at the time such option is granted.

     SECTION 3.04. In the event of any dividend payable in Common Stock or any split or combination of Common Stock, (a) the number of shares of Common Stock which may be issued under this Plan shall be proportionately increased or decreased, as the case may be, (b) the number of shares of Common Stock (including shares subject to options not then exercisable) deliverable pursuant to grants theretofore made shall be proportionately increased or decreased, as the case may be, and (c) the aggregate purchase price of shares subject to any such grant shall not be changed. Any option subsequently granted pursuant to Sections 4.02 and 4.03 shall be for a number of shares reflecting such increase or decrease. In the event of any other recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction (including any distribution of shares of stock of any Subsidiary or other property to holders of shares of any Common Stock) affecting the shares of Common Stock, the number of shares of Common Stock issuable pursuant to any option theretofore granted (whether or not then exercisable), and/or the option price per share of such option, shall be subject to appropriate adjustment; provided, however, that such option shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option. In the event of a merger or share exchange in which the Company will not survive as an independent, publicly owned corporation, or in the event of a consolidation or of a sale of all or substantially all of the Company's assets, provision shall be made for the protection and continuation of any outstanding options by the substitution, on an equitable basis, of such shares of stock, other securities, cash, or any combination thereof, as shall be appropriate; provided, however, that such options shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such options.


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                                  ARTICLE IV

                                Grant of Options
                                ----------------

     SECTION 4.01. Grants under this Plan shall relate to the Company's Common Stock. Each option shall constitute a nonqualified stock option not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     SECTION 4.02. On July 1 of each year, each Non-Employee Director who is a member of the Board as of each such date shall automatically be granted an option to purchase 4,000 shares of Common Stock (or, in the case of an adjustment pursuant to Section 3.04 of Article III, the number of shares of Common Stock determined as provided in said Section 3.04). Each such option shall be exercisable in full six months after the date of grant.

     SECTION 4.03. All instruments evidencing options granted under this Plan shall be in such form, consistent with this Plan, as the Board shall determine.


                                    ARTICLE V

                         Non-Transferability of Options
                         ------------------------------

     No option granted under this Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and any such option shall be exercised during the lifetime of the optionee only by the optionee or the optionee's duly appointed legal representative; provided, however, that, in the sole discretion of the Board, an option may be transferable to immediate family members (or to trusts therefor) of an optionee granted such option on such terms and conditions as the Board shall determine. For the purposes of this provision, an optionee's immediate family shall mean the optionee's spouse, children and grandchildren (including stepchildren).


                                   ARTICLE VI

                               Exercise of Options
                               -------------------

     SECTION 6.01. Each option granted under this Plan shall terminate on the tenth anniversary of the date of grant, unless sooner terminated as provided in this Plan. Except in cases provided for in Article VII, each option may be exercised only while the optionee is a Non-Employee Director.


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     SECTION  6.02.  A person  electing to exercise an option shall give written notice to the Company of such election and of the number of shares of Common Stock such person has elected to purchase, and shall tender the full purchase price of such shares, which tender shall be made in cash or cash equivalent (which may be such person's personal check) at the time of purchase or in shares of Common Stock already owned by such person (which shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise), or in any combination thereof. The Company shall have no obligation to deliver shares of Common Stock pursuant to the exercise of any option, in whole or in part, until the Company receives payment in full of the purchase price thereof. No optionee or legal representative, legatee or distributee of such optionee shall be or be deemed to be a holder of any shares of Common Stock subject to such option or entitled to any rights as a shareholder of the Company in respect of any shares of Common Stock covered by such option until such shares have been paid for in full and issued by the Company.


                                   ARTICLE VII

                             Termination of Options
                             ----------------------

     SECTION 7.01. In the case of a Non-Employee Director who ceases to serve as such for any reason other than voluntary resignation (excluding retirement) or failure to stand for reelection notwithstanding an invitation to continue to serve as a Non-Employee Director and is entitled to receive a distribution from The Brink's Company Directors' Stock Accumulation Plan, (a) any option to the extent exercisable at the date of ceasing so to serve may be exercised, and (b) any option that is not yet exercisable at the date of such cessation may be exercised on or after the date on which it would become exercisable had the optionee continued to serve as a Non-Employee Director until such date; provided, however, that no option may be exercised after the earlier of (i) three years after the optionee's cessation of service as a Non-Employee Director or (ii) the termination date of the option.

     SECTION 7.02. In the case of a Non-Employee Director who dies while serving as such or within six months of his or her cessation of service as a Non-Employee Director (under the circumstances described in Section 7.01), all the Non-Employee Director's outstanding options shall be fully vested and may be exercised within one year after the date of such death, but not later than the termination date of the option, by the person designated in the optionee's last will and testament or, if none, by the legal representative of the optionee's estate.

     SECTION 7.03. In the case of a Non-Employee Director (other than one to whom Section 7.02 applies) who dies after ceasing to serve as such, all the Non-Employee Director's options shall be terminated except that any option to the extent exercisable by the Non-Employee Director at the date of ceasing so to serve may be exercised within one year after the date of death, but not later than the termination date of the option, by the Non-Employee Director's estate or by the person designated in the Non-Employee Director's estate or by the person designated in the Non-Employee Director's last will and testament.


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     SECTION 7.04.  In the case of a  Non-Employee  Director  (other than one to whom Section 7.01, 7.02 or 7.03 is applicable) who ceases to serve as such for any reason, all the Non-Employee Director's options shall be terminated except that any option to the extent exercisable at the date of ceasing so to serve may be exercised within one year after such date, but not later than the termination date of the option.


                                  ARTICLE VIII

                            Miscellaneous Provisions
                            ------------------------

     SECTION 8.01. Each option shall be subject to the requirement that, if at any time the Board shall determine that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue of Common Stock pursuant thereto, no option may be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to the Board.

     SECTION 8.02. The Company may establish appropriate procedures to ensure payment or withholding of such income or other taxes, if any, as may be provided by law to be paid or withheld in connection with the issue of shares of Common Stock under this Plan.

     SECTION 8.03. Nothing in this Plan shall be construed either to give any Non-Employee Director any right to be retained in the service of the Company or to limit the power of the Board to adopt additional compensation arrangements (either generally or in specific instances) for directors of the Company or to change such arrangements as in effect at any time.


                                   ARTICLE IX

                         Plan Termination and Amendments
                         -------------------------------

     SECTION 9.01. The Board may terminate this Plan at any time, but this Plan shall in any event terminate on May 11, 2008, and no options may thereafter be granted, unless the shareholders shall have approved its extension. Options granted in accordance with this Plan prior to the date of its termination may extend beyond that date.

     SECTION 9.02. The Board may from time to time amend, modify or suspend this Plan, but no such amendment or modification without the approval of the shareholders shall:


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          (a) increase the maximum number  (determined as provided in this Plan)
     of shares of Common Stock which may be issued pursuant to all options granted under this Plan;

          (b) permit the grant of any option at a purchase price less than 100% of the Fair Market Value of the Common Stock covered by such option at the time such option is granted;

          (c) permit the exercise of an option unless arrangements are made to ensure that the full purchase price of the shares as to which the option is exercised is paid at the time of exercise; or

          (d) extend beyond May 11, 2008, the period during which options may be granted.


                                    ARTICLE X

                                   Definitions
                                   -----------

     Wherever used in this Plan, the following terms shall have the meanings indicated:

     Fair Market Value: With respect to shares of Common Stock, the average of the high and low quoted sale prices of a share of such stock on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the New York Stock Exchange Composite Transactions Tape.

     Subsidiary: Any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company.